UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 7, 2008

Eclipsys Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24539	65-0632092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Three Ravinia Drive, Atlanta, Georgia		30346
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(404) 847-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The Board of Directors of Eclipsys Corporation ("Eclipsys") has approved the early termination of Eclipsys’ stockholder rights agreement, or "poison pill." The poison pill had been scheduled to expire July 26, 2010, and will now expire on May 8, 2008. The Eclipsys Board of Directors decided to terminate the poison pill as part of its ongoing review and improvement of Eclipsys’ corporate governance, and not in connection with any pending or anticipated transaction. The termination of the poison pill is being effected through an amendment to the rights agreement, dated as of July 26, 2000, between Eclipsys and Computershare Trust Company, N.A., a national banking association ("Computershare"), as successor rights agent to Equiserve and Fleet National Bank (the "Rights Agreement"). This amendment was approved by the Eclipsys Board of Directors and entered into by Eclipsys and Computershare on April 7, 2008, and changes the definition of the term "Final Expiration Date" to the close of business on May 8, 2008, which is the date the rights expire and the Rights Agreement terminates. As required by the Form 8-K rules, Eclipsys will file a subsequent Form 8-K shortly after May 8, 2008 disclosing the elimination of Eclipsys’ Certificate of Designations for the Series A Junior Participating Preferred Stock, the class of securities created for use under the Rights Agreement, which will no longer be needed upon the termination of the Rights Agreement.

The description of the amendment to the Rights Agreement is qualified in its entirety by reference to the full text of the amendment, which is attached hereto as Exhibit 4.1 and incorporated herein by reference. The Rights Agreement was filed as Exhibit 1 to Eclipsys’ current report on Form 8-K filed with the Securities and Exchange Commission on August 8, 2000.

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1 Amendment to Rights Agreement, dated April 7, 2008, by and between Eclipsys Corporation and ComputerShare Trust Company, N.A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eclipsys Corporation

April 11, 2008	By:	/s/ Robert M. Saman

Name: Robert M. Saman
Title: Assistant General Counsel and Assistant Corporate Secretary

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Exhibit Index

Exhibit No.	Description

4.1	Amendment to Rights Agreement, dated April 7, 2008, by and between Eclipsys Corporation and ComputerShare Trust Company, N.A.